UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 29, 2005

COMCAM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

814-00695 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer
1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380
(Address of principal executive offices)

(610) 436-8089
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03           MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Effective October 31, 2005, the Series A Preferred Stock shareholders of ComCam, Inc. (“Corporation”) voted on and unanimously approved an amendment and restatement of the number, powers, preferences, qualifications, limitations, restrictions and other distinguishing characteristics of the Corporation’s Series A Preferred Stock (“Series A Designation”).

The Series A Designation, was amended and restated to provide for certain changes to the original designation to include a provision that any capital reorganization of the Corporation’s common stock as the result of forward splits, reverse splits or otherwise will be proportionally reflected as an increase or decrease of the conversion rate for the Series A Preferred Stock into shares of the Corporation’s common stock and a provision that Series A Preferred Stock shareholders will be entitled to receive dividends on parity with common stock shareholders.

The foregoing description of the Series A Designation is qualified in its entirety by reference to the Amended and Restated Certificate of Designation, the Number, Powers, Preferences, Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics of Series A Preferred Stock of Comcam, Inc., dated October 31, 2005, which is filed as Exhibit 4 hereto.

The original designation of Series A Preferred Stock was filed with the Securities and Exchange Commission on January 13, 2005 on Form 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included:

Exhibit No.	Page No.	Description
4	3

Amended and Restated Certificate of Designation, the Number, Powers, Preferences, Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics of Series A Preferred Stock of Comcam, Inc. dated October 31, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam, Inc.

Signature                                                       Date

By: /s/ Don Gilbreath                                       December 2, 2005

Name: Don Gilbreath

Title: Chief Executive Officer

EXHIBIT 4

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
THE NUMBER, POWERS, PREFERENCES, QUALIFICATIONS, LIMITATIONS,
RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF
SERIES A PREFERRED STOCK OF
COMCAM, INC.

It is hereby certified that:

1.     The name of the corporation (hereinafter called the “Corporation) is ComCam, Inc.

2.     The certificate of incorporation of the Corporation authorizes issuance of 20,000,000 shares of Preferred Stock with a par value to be determined by the Board of Directors and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

    3.        The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

RESOLVED, that ten million (10,000,000) shares of the Preferred Stock (par value $0.0001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series A Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a)	DESIGNATION. The Preferred Stock subject hereof shall be designated Series A Preferred Stock (“Series A Preferred”). No other shares of Preferred Stock shall be designated as Series A Preferred stock.

(b)

DIVIDENDS. The holders of the shares of Series A Preferred shall be entitled to receive dividends on a parity with the holders of the common stock. No preference to the payment of dividends shall be afforded the Series A Preferred holders.

(c)

CONVERSION. The Series A Preferred shall, at the option of the holder thereof, anytime after a twelve (12) month period from the date of issuance, be convertible into that number of fully paid and non-assessable shares of the common stock of the Corporation, equal to the number of the shares of Series A Preferred Stock being converted. The conversion right of the holders of Series A Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series A Preferred, accompanied by written notice electing conversion. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series A Preferred shall be deemed to be the holder of record of common stock issuable upon conversion of such holder’s Series A Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be actually delivered to such person.

(d)

REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the date of this Certificate, there is a capital reorganization of the common stock (reverse split, forward split, etc.), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive, upon conversion of the Series A Preferred, proportionately adjusted shares of common stock. Thus, in the case of a multiplication or split (forward split) of outstanding shares of common stock, the Series A Preferred shall be convertible into a proportionately increased number of common shares, and, conversely, in the case of outstanding shares of common stock combining into a smaller number of shares of common stock (reverse split), the Series A Preferred shares shall be convertible into a proportionately reduced number of common shares.

(e)

RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred.

(f)

LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock. Rather, the Series A Preferred shall automatically be converted into common stock at the conversion rate hereinabove stated.

(g)	INVOLUNTARY LIQUIDATION. In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation.

(h)

OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(i)	VOTING.

(A)	The holder of shares of Series A Preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), but shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.

(B)	In lieu of voting rights set forth in (i)(A) above, the holders of Series A Preferred, voting together as a class, shall be entitled to elect a majority of the Board of Directors at each meeting. In case of any vacancy of an office in the office of a director occurring among the directors elected by the holders of the Series A Preferred, the remaining director so elected by the holders of the Series A Preferred may elect a successor to hold the office for the unexpired term of the director whose place shall be vacant. Any director who shall have been elected by the holders of the Series A Preferred or any director so elected as provided in the preceding sentence hereof, may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series A Preferred.

(j)	STATED VALUE. The shares of Series A Preferred shall have a stated value of $0.0001 per share.

(k)

OTHER PREFERENCES. The shares of the Series A Preferred shall no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

      Signed on October 31, 2005

        By Unanimous Written Consent of the Board of Directors:

      /s/ Don Gilbreath

           Don Gilbreath

      /s/ Robert Betty

          Robert Betty

      /s/ Albert E. White

           Albert E. White